                                                                    Exhibit 99.1

================================================================================
PURSUANT TO THE PROSPECTUS DATED NOVEMBER , 1997: THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER , 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
================================================================================

                         FRONTIERVISION HOLDINGS, L.P.
                  FRONTIERVISION HOLDINGS CAPITAL CORPORATION

                             LETTER OF TRANSMITTAL

                     11-7/8% SENIOR DISCOUNT NOTES DUE 2007

                First National Association, the Exchange Agent

By Registered or Certified Mail:            By Overnight Courier:
-------------------------------             --------------------

First Trust National Association            First Trust National Association
180 East 5th Street,                        180 East 5th Street
St. Paul, Minnesota 55101                   St. Paul, Minnesota 55101
Attn: Special Finance (SPFT0414)            Attn: Special Finance (SPFT0414)

By Hand:                                    By Facsimile:
-------                                     ------------

First Trust National Association            (612) 244-1537
180 East 5th Street, 4th Floor              Attn: Special Finance (SPFT0414)
Bond Drop Window
St. Paul, Minnesota 55101
Attn: Special Finance (SPFT0414)            Confirm by telephone:
                                            (612) 244-1234
                                            or (810) 934-6802


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS INSTRUMENT VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges receipt of the Prospectus, dated November , 1997 (the "Prospectus") of FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation (the "Issuers") and the related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Issuers' offer (the "Exchange Offer") to exchange $1,000 Principal Amount at Maturity of their 11-7/8% Senior Discount Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 Principal Amount at Maturity of their outstanding 11-7/8% Senior Discount Notes due 2007 (the "Old Notes"), of which $237,650,000 original Principal Amount at Maturity is outstanding. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on December , 1997, unless the Issuers, in their sole discretion, extend the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Notes are held of record by The Depository Trust Company ("DTC") and who desires to deliver such Old Notes by book entry transfer at DTC. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders, are referred to herein as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." See Instruction 2 below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:
                                    --------------------------------------------

     DTC Book-Entry Account No.:
                                 -----------------------------------------------

     Transaction Code No.:
                           -----------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

     Name of Registered or Acting Holder(s):
                                             -----------------------------------

     Window Ticket No. (if any):
                                 -----------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
                                                         -----------------------

     Name of Eligible Institution
     that Guaranteed Delivery:
                               -------------------------------------------------

     If Delivered by Book-Entry Transfer,
     DTC Book-Entry Account No.:
                                 -----------------------------------------------
     Transaction Code Number:
                              --------------------------------------------------

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     PLEASE NOTE: THE ISSUERS HAVE AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, THEY WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES (PROVIDED THAT THE ISSUERS RECEIVE NOTICE FROM ANY PARTICIPATING BROKER-DEALER OF ITS STATUS AS A BROKER-DEALER).

     Name:
           ---------------------------------------------------------------------

     Address:
              ------------------------------------------------------------------

              ------------------------------------------------------------------

     Attention:
                ----------------------------------------------------------------

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX BELOW

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and Principal Amount at Maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

================================================================================
       DESCRIPTION OF 11-7/8% SENIOR DISCOUNT NOTES DUE 2007 (OLD NOTES)
================================================================================

                                     Box 1
================================================================================


         NAME(S) AND                                                 PRINCIPAL AMOUNT AT
        ADDRESS(ES)OF                         AGGREGATE PRINCIPAL     MATURITY TENDERED
     REGISTERED HOLDER(S)       CERTIFICATE   AMOUNT AT MATURITY    (MUST BE IN INTEGRAL
  (PLEASE FILL IN, IF BLANK)    NUMBER(S)**     REPRESENTED BY      MULTIPLE OF $1,000)*
                                                CERTIFICATE(S)
------------------------------------------------------------------------------------------

                              ------------------------------------------------------------

                              ------------------------------------------------------------

                              ------------------------------------------------------------

                              ------------------------------------------------------------

                                   Total
==========================================================================================

* Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 4.

       If the space provided above is inadequate, list the certificate numbers and Principal Amounts at Maturity on a separate signed schedule and affix the list to this Letter of Transmittal.

**     Need not be completed by Holders tendering by book-entry transfer.
================================================================================

                 Box 2                                               Box 3
==========================================================================================
   SPECIAL REGISTRATION INSTRUCTIONS                     SPECIAL DELIVERY INSTRUCTIONS
     (See Instructions 4, 5 and 6)                       (See Instructions 4, 5 and 6)
To be completed ONLY if certificates for             To be completed ONLY if certificates
Old Notes in a Principal Amount at                   for Old Notes in a Principal Amount at
Maturity not tendered, or Exchange Notes             Maturity not tendered, or Exchange
issued in exchange for Old Notes                     Notes issued in exchange for Old Notes
accepted for exchange, are to be issued              accepted for exchange, are to be sent
in a name other than the name appearing              to an address other than the address
in Box 1 above.                                      appearing in Box 1 above, or if Box 2
                                                     is filled in, to an address other than
                                                     the address appearing in Box 2.

ISSUE CERTIFICATE(S) TO:                             DELIVER CERTIFICATE(S) TO:

Name                                                 Name
     ------------------------------                       ------------------------------
           (Please Print)                                        (Please Print)

Address                                              Address
        ---------------------------                          ---------------------------

-----------------------------------                  -----------------------------------
         (Include Zip Code)                                   (Include Zip Code)

-----------------------------------                  -----------------------------------
    (Tax Identification or Social                       (Tax Identification or Social
          Security Number)                                     Security Number)

===========================================================================================

                                     Box 4
================================================================================
                             BROKER-DEALER STATUS

   [_] Check this box if the beneficial owner of the Old Notes is a Participating Broker-Dealer and such Participating Broker-Dealer acquired the Old Notes for its own account as a result of market-making activities or other trading activities.
================================================================================

               NOTE: SIGNATURES MUST BE PROVIDED BELOW
            PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation (the "Issuers") the Principal Amount at Maturity of Old Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the Principal Amount at Maturity of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Notes with the full power of substitution to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon, the order of, the Issuers, (ii) deliver certificates for such Old Notes to the Issuers and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (iii) present such Old Notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Issuers. The undersigned hereby further represents that (i) the Exchange Notes are to be acquired by the Holder or the person receiving such Exchange Notes, whether or not such person is the Holder in the ordinary course of business, (ii) the Holder or any such other person is not engaging and does not intend to engage, in the distribution of the Exchange Notes, (iii) the Holder or any such other person has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes, and (iv) neither the Holder nor any such other person is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act. As indicated above, each Participating Broker-Dealer that receives an Exchange Note for its own account in exchange for Old Notes must acknowledge that it (i) acquired the Old Notes for its own account as a result of market-making activities or other trading activities, (ii) has not entered into any arrangement or understanding with the Issuers or any "affiliate" of the Issuers (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (iii) will deliver a Prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If applicable, the undersigned shall use its reasonable best efforts to notify the Issuers when it is no longer subject to such Prospectus delivery requirements. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Issuers will assume that the undersigned is not a Participating Broker-Dealer. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes.

     For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral or written notice thereof to the Exchange Agent.

     If any Old Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the registered Holder of the Old Notes appearing in Box 1 above (or in such event in the case of Old Notes tendered by DTC, by credit to the account of DTC). Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s), unless tender is being made through DTC. In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Issuers have no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver the Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     The lines below must be signed by the registered Holder(s) exactly as their name(s) appear(s) on the Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
                 OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

x
----------------------------------------------------------   ----------
                                                                Date
x
----------------------------------------------------------   ----------
           Signature(s) of Registered Holder(s)                 Date
                 or Authorized Signatory

Area Code and Telephone Number:
                                ---------------------------

  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Issuers of such person's authority so to act. See Instruction 5.

Name(s):
         ----------------------------------------------------------------
                                  (Please Print)

Capacity:
          ---------------------------------------------------------------

Address:
         ----------------------------------------------------------------
                                (Include Zip Code)



                         MEDALLION SIGNATURE GUARANTEE
                        (If required by Instruction 5)
       Certain Signatures must be Guaranteed by an Eligible Institution

Signature(s) Guaranteed by an Eligible Institution:


--------------------------------------------------------------------------------
                           (Authorized Signature)

--------------------------------------------------------------------------------
                                   (Title)

--------------------------------------------------------------------------------
                                (Name of Firm)

--------------------------------------------------------------------------------
                          (Address, Include Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)


Dated: ____________, 1997

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR OLD NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Old Notes and all other required documents is at the election and sole risk of the tendering Holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the Holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Issuers nor the Exchange Agent is under an obligation to notify any tendering Holder of the Issuers' acceptance of tendered Old Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

     (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

     (ii) prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes and stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

    (iii) the certificates representing the tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account with DTC), together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

     Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

     3. TENDER BY HOLDER. Only a Holder or Acting Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered Holder.

     4. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000 Principal Amount at Maturity. If less than the entire Principal

Amount at Maturity of Old Notes is tendered, the tendering Holder should fill in the Principal Amount at Maturity tendered in the column labeled "Principal Amount at Maturity Tendered" of the box entitled "Description of Old Notes" (Box
1) above. The entire Principal Amount at Maturity of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire Principal Amount at Maturity of Old Notes is not tendered, Old Notes for the Principal Amount at Maturity of Old Notes not tendered and Exchange Notes exchanged for any Old Notes tendered will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Old Notes without alteration, enlargement, or any change whatsoever.

     If any of the tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are held in different names on several Old Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Old Notes are held.

     If this Letter of Transmittal is signed by the registered Holder, and Exchange Notes are to be issued and any untendered or unaccepted Principal Amount at Maturity of Old Notes are to be reissued or returned to the registered Holder, then the registered Holder need not and should not endorse any tendered Old Notes nor provide a separate bond power. In any other case, the registered Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered Holder(s) appear(s) on such Old Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered herewith and the issuance of Exchange Notes (and any Old Notes not tendered or not accepted) are to be issued directly to such registered Holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box 3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Old Notes for Principal Amounts at Maturity not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the indicated and the tendering Holders should complete the applicable box.

     If no such instructions are given, the Exchange Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the registered Holder of the Old Notes.

     7. TRANSFER TAXES. The Issuers will pay all transfer taxes, if any, applicable to the sale and transfer of Old Notes to the Issuers or their order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Old Notes to the Issuers or their order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption from such taxes is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Under the federal income tax laws, payments that may be made by the Issuers on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that
(i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Issuers (or the Exchange Agent with respect to the Exchange Notes or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the Exchange Notes until the Holder furnishes the Issuers or the Exchange Agent with respect to the Exchange Notes, broker or custodian with its TIN. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuers are not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent.

  Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Issuers or the Exchange Agent with respect to the Exchange Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Old Notes will be determined by the Issuers, in their sole discretion, which determination will be final and binding. The Issuers reserve the right to reject any and all Old Notes not validly tendered or any Old Notes, the Issuers' acceptance of which would, in the opinion of the Issuers or their counsel, be unlawful. The Issuers also reserve the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Notes as to any ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuers shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers shall determine. The Issuers will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Issuers reserve the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Old Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Old Notes will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instructions.


     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED OLD NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OLD NOTES. Subject to the terms and conditions of the Exchange Offer, the Issuers will accept for exchange all validly tendered Old Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted tendered Old Notes when, as and if the Issuers have given written and oral notice thereof to the Exchange Agent. If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                         (DO NOT WRITE IN SPACE BELOW)


================================================================================
         CERTIFICATE               OLD NOTES               OLD NOTES
         SURRENDERED               TENDERED                ACCEPTED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


DELIVERY PREPARED BY: ____________ CHECKED BY: ______________ DATE: ____________

================================================================================
                                PAYORS' NAMES:
                         FRONTIERVISION HOLDINGS, L.P.
                  FRONTIERVISION HOLDINGS CAPITAL CORPORATION
--------------------------------------------------------------------------------

   SUBSTITUTE       Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.  See instructions if your
    FORM W-9        name has changed.)

                  --------------------------------------------------------------------------

  Department of     Address
  the Treasury

                  --------------------------------------------------------------------------

Internal Revenue    City, State and ZIP code
    Service

                  --------------------------------------------------------------------------
                    Part 1 - PLEASE PROVIDE YOUR TAXPAYER                 Social Security
                    ------                                                Number or TIN
                    IDENTIFICATION NUMBER ("TIN") IN THE
                    BOX AT RIGHT AND CERTIFY BY SIGNING AND
                    DATING BELOW
                  --------------------------------------------------------------------------
                    Part 2 - Check the box if you are NOT subject to backup
                    ------
                    withholding under the provisions of section 3408(a)(1)(C) of the
                    Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue
                    Service has notified you that you are no longer subject to backup withholding.
                                                                                         [_]
                  --------------------------------------------------------------------------

                    CERTIFICATION--UNDER THE PENALTIES OF PERJURY,        Part 3 -
                    I CERTIFY THAT THE INFORMATION PROVIDED ON THIS       ------
                    FORM IS TRUE, CORRECT AND COMPLETE.                   AWAITING TIN
                                                                                         [_]
                    Signature: _________________  Date: ___________
============================================================================================


Note: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                       SUBSTITUTE FORM W-9


         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 -------------------------------------      -----------------------------------
               Signature                                     Date

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                     11-7/8% SENIOR DISCOUNT NOTES DUE 2007
                                       OF

                         FRONTIERVISION HOLDINGS, L.P.
                  FRONTIERVISION HOLDINGS CAPITAL CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation (the "Issuers") made pursuant to the Prospectus dated November , 1997 (the "Prospectus") if Holders of certificates for the 11-7/8% Senior Discount Notes Due 2007 (the "Old Notes") who wish to tender their Old Notes but whose Old Notes are not immediately available and who cannot deliver their certificates for Old Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

 To: First Trust National Association, the Exchange Agent


By Registered or Certified Mail:            By Overnight Courier:
--------------------------------            ---------------------

First Trust National Association            First Trust National Association
180 East 5th Street,                        180 East 5th Street
St. Paul, Minnesota 55101                   St. Paul, Minnesota 55101
Attn: Special Finance (SPFT0414)            Attn: Special Finance (SPFT0414)


By Hand:                                    By Facsimile:
--------                                    ------------

First Trust National Association            (612) 244-1537
180 East 5th Street, 4th Floor              Attn: Special Finance (SPFT0414)
Bond Drop Window
St. Paul, Minnesota 55101
Attn: Special Finance (SPFT0414)            Confirm by telephone:
                                            (612) 244-1234 or (800) 934-6802

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Old Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.


Ladies and Gentlemen:

     The undersigned hereby tenders to FrontierVision Holdings, L.P. and FrontierVision Holdings Capital Corporation (the "Issuers"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ____________ (number of Old Notes) Old Notes pursuant to the guaranteed delivery procedures set forth in Instruction 2 of the Letter of Transmittal.

           NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.


Certificate No(s). for Old Notes (if     Name(s) of Record Holder(s)
 available)

------------------------------------     ---------------------------------------

------------------------------------     ---------------------------------------
                                                   Please Print or Type

                                         Address
                                                --------------------------------

                                         ---------------------------------------

                                         Telephone. No.(    )
                                                       -------------------------

                                         Signature(s)
                                                     ---------------------------

                                         ---------------------------------------

                                         Dated:
                                               ---------------------------------

                                   GUARANTEE

                    (Not to be used for signature guarantee)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 10b-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Old Notes tendered hereby, in proper form for transfer, with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five business days after the Exchange Date.


Name of Firm
            ------------------------     ---------------------------------------
                                                  Authorized Signature

Address                                  Name
       -----------------------------         -----------------------------------
                                                  Please Print or Type
------------------------------------
                          Zip Code       Title
                                              ----------------------------------

Telephone. No.(    )                     Date:
              ----------------------          ----------------------------------

Dated:          , 1997

NOTE: DO NOT SEND OLD NOTES WITH THIS FORM; OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.